Exhibit 10.35

kci restaurant Ii LLC

Private Placement of
Limited Liability Company Interests

SUBSCRIPTION BOOKLET

KCI RESTAURANT II LLC

INSTRUCTIONS FOR SUBSCRIBERS

This Subscription Booklet contains:

(A)         a Subscription Agreement (the “Subscription Agreement”) with two sets of duplicate signature pages;

(B)         an Investor Qualification Statement (the “IQS”);

(C)         duplicate signature pages to the Limited Liability Company Agreement of KCI Restaurant II LLC (the “LLC Agreement”); and

(D)         a Form W-9 of the Internal Revenue Service (to be completed by each person who is a resident of the United States).1

Each of the above-mentioned documents (including all of the signature pages) must be completed and properly executed by or on behalf of the person making the investment (the “Subscriber”) before a subscription will be accepted; provided that the Form W-9 is only required for persons who are United States residents (and the appropriate Form W-8, which is available at www.irs.gov, is required for persons who are neither citizens nor residents of the United States) (See “Taxpayer Identification Number and Certification” instructions below).

Please direct any questions regarding the terms and provisions of this offering or regarding the subscription procedure to Mr. Kenneth Antos (Tel: 702-248-3792; email KAntos@KCIConnect.com) of KCI Investments, LLC, 4033 S. Dean Martin Drive, Las Vegas, Nevada 89103.

1 For purposes of this Subscription Booklet, a person is a resident of the country in which he or she permanently (and not temporarily) resides. In other words, you are not a resident of the US if you have been admitted to the U.S. for a temporary stay that will end when the purpose of that stay has been met. Individuals in non-immigrant visa status have visas which begin with letters: B, F, J, TN, H, L, O, etc. On the other hand, an individual that has been granted a green card to live and work in the U.S. indefinitely is considered a lawful permanent resident under the immigration laws.

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General Instructions

1.          Subscription Agreement. On each of the two duplicate signature pages to the Subscription Agreement fill in (a) the date the Subscription Agreement was signed by the Subscriber, (b) the Subscriber’s contact information, (c) the Subscriber’s printed name, (d) the Subscriber’s signature, and (e) the Subscriber’s social security number or tax identification number, as applicable.

2.          Investor Qualification Statement. On the IQS signature page fill in (a) the date the IQS was signed by the Subscriber, (b) the Subscriber’s printed name, (c) the Subscriber’s signature, and (d) the wire transfer instructions for the bank account in which the Subscriber desires to receive distributions.

3.          LLC Agreement Signature Pages. On each of the two duplicate signature pages provided fill in: (a) the Subscriber’s printed name and (b) the Subscriber’s signature.

4.          Taxpayer Identification Number and Certification. For purposes of this paragraph 4 only, “United States person” means a person that is a United States citizen or resident.

(a)          United States Persons. Each Subscriber that is a “United States person” must complete a Form W-9. These forms are necessary for the Company to comply with its tax filing obligations and to establish that the Subscriber is not subject to certain withholding tax obligations applicable to non-United States persons. The completed forms should be returned with the Subscriber’s Subscription Agreement. Do not send them to the IRS.

(b)          Non-United States Persons. Subscribers that are not “United States persons” are required to provide information about their status for withholding tax purposes on Form W-8BEN or on Form W-8ECI, as applicable, as more specifically described in the instructions accompanying those forms. Any Subscriber that is not a “United States person” must also provide a United States taxpayer identification number (“TIN”) on the applicable Form W-8 or provide proof satisfactory to the Managing Member (as defined in the Subscription Agreement) that the Subscriber has applied for a TIN. Subscribers may access the IRS website (www.irs.gov) to obtain the appropriate Form W-8 and its instructions. The completed forms should be returned with the Subscriber’s Subscription Agreement. Do not send them to the IRS.

Non-United States persons may also be asked to provide certain information with respect to themselves under the Foreign Account Tax Compliance Act (“FATCA”) provisions of the Internal Revenue Code (the “Code”) in order for the Company to be in compliance with FATCA and to avoid withholding under Chapter 4 of the Code. The information required under the FATCA provisions of the Code is separate and distinct from the Form W-8 certifications described above.

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5.          Payment of Funds.  All payments to be made under the Subscription Agreement shall be by wire transfer, in immediately available funds, paid to the account set forth below. All wire fees assessed by the originating bank and any intermediary bank must be paid by the Subscriber separately and not deducted from the wire transfer.

To:	Bank Name:	JP Morgan Chase
	Bank Location:	9151 Sahara Blvd #100
Las Vegas, Nevada 89117

	ABA Routing No:	xxxxxxx
	Swift Number:	xxxxxxx

Credit To:	Account Number:	xxxxxxx1
	Account Title:	KCI Restaurant II LLC
	Address:	4033 S. Dean Martin Road
Las Vegas, Nevada 89103

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Returning Subscription Materials for
the Closing

The initial closing of this subscription shall take place at such date and time as KCI Investments, LLC (the “Managing Member”) may determine. All subscription documents (including all signature pages for the Subscription Agreement, IQS and LLC Agreement) should be signed and returned to the Managing Member at the following address:

Mr. Kenneth Antos, President

KCI Investments, LLC,

4033 S. Dean Martin Drive
Las Vegas, NV 89103

Tele: (702) 248-3792

The Managing Member reserves the right at any time to accept or reject all or any portion of any subscription in its sole discretion. If a subscription is rejected in its entirety, all subscription documents will be returned to the Subscriber. If a subscription is accepted in whole or in part, the Subscriber will receive (i) a copy of the accepted Subscription Agreement and (ii) a copy of the executed LLC Agreement.

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Name of Subscriber
(Please Print or Type)

THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “sECURITIES aCT”) OR THE SECURITIES LAWS OF ANY U.S. STATE, the european union, the people’s republic of china, or other non-U.s. jurisdiction, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, AND MAY NOT BE TRANSFERRED, ASSIGNED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS AND IN ACCORDANCE WITH THE COMPANY’s GOVERNING DOCUMENTS.

KCI RESTAURANT II LLC

SUBSCRIPTION AGREEMENT

1.          Agreement of Subscriber to Become a Non-Managing Member.

(a)	The undersigned subscriber (the “Subscriber”) hereby agrees to become a non-managing member in KCI Restaurant II LLC, a limited liability company formed under the laws of the State of Delaware (the “Company”), and to make a capital contribution in cash to the Company in the amount of $500,000 (the “Commitment”) in exchange for a limited liability company interest in the Company represented by one (1) Class B Unit (each, a “Class B Unit” and collectively, the “Class B Units”).

(b)	KCI Investments, LLC, the managing member of the Company (the “Managing Member”), may accept, in its sole discretion, the Commitment by delivery to the Subscriber of an acceptance page to this subscription agreement (this “Subscription Agreement”) signed by the Managing Member. If so accepted, this Subscription Agreement may not be cancelled, terminated or revoked by the Subscriber. Unless otherwise defined herein, capitalized terms used in this Subscription Agreement will have the meanings given to such terms in the Limited Liability Company Agreement of the Company, as amended from time to time (the “LLC Agreement”).

(c)	The Subscriber agrees to deposit his or her Commitment directly into the Company’s bank account specified in Item 5 of the General Instructions above (“Company Account”) contemporaneously with such Subscriber’s execution and delivery of this Subscription Agreement to the Managing Member.

(d)	In addition to the Subscriber’s Commitment, the Subscriber shall deliver to the Company Account, contemporaneously with such Subscriber’s execution and delivery of this Subscription Agreement to the Managing Member, an administrative fee in the amount of $60,000 (the “Administrative Fee”).

(e)	The Subscriber agrees and acknowledges that the Subscriber’s Commitment and Administrative Fee will be available for immediate use by the Company following the Company’s acceptance of the Subscriber’s subscription for an interest in the Company.

(f)	If the Subscriber’s subscription for Class B Units is rejected by the Managing Member for any reason other than the Subscriber’s failure to demonstrate a satisfactory source of funds to the Managing Member, or because of misstatements or omissions in any questionnaire or other information provided by the Subscriber to the Managing Member, the Company or the United States Citizenship and Immigration Service (the “USCIS”), the Managing Member shall instruct the Company to return the entire Commitment and Administrative Fee (each without interest) to the Subscriber within thirty (30) calendar days following such rejection. If the Subscriber’s subscription is rejected by the Managing Member because the Subscriber is unable to demonstrate a satisfactory source of funds to the Managing Member, or because of misstatements or omissions in any questionnaire or other information provided by the Subscriber to the Managing Member, the Managing Member shall instruct the Company to return the entire Commitment and a portion of the Administrative Fee (each without interest) to the Subscriber, it being understood that the Managing Member has sole discretion over the amount of Administrative Fee to be released to the Subscriber and the amount to be released to the Managing Member (or its designee) to cover certain legal and administrative fees and expenses. If the Subscriber’s subscription for Class B Units of the Company is accepted by the Managing Member, the return of the Subscriber’s Commitment and Administrative Fee, as applicable, including returns relating to the Subscriber’s withdrawal of, or failure to file timely, his or her I-526 Petition with the USCIS for adjudication or the denial of the Subscriber’s I-526 Petition by the USCIS, will be governed by the provisions of the LLC Agreement.

2.          Investor Qualification Statement and Tax Forms. The attached Investor Qualification Statement that the Subscriber has completed (together with all similar and/or related statements and/or agreements required to be completed with respect to the Subscriber’s Commitment, the “Investor Qualification Statement”) and each of the tax forms that the Subscriber has delivered pursuant to Item 5 of the Instructions for Subscribers that accompany this Subscription Agreement (collectively, the “Tax Forms”), are incorporated herein by reference in their entirety and made a part hereof, and the Subscriber represents, warrants and agrees that all of the statements, answers and information in the Investor Qualification Statement and the Tax Forms are true and correct as of the date hereof, will be true and correct as of the date and/or dates of the acceptance of this subscription and, as of each such date, do not and will not omit to state any material fact necessary in order to make the statements contained therein not misleading

3.          Representations, Warranties and Covenants of the Subscriber. In connection with the Subscriber’s agreement to subscribe for Class B Units in the Company, the Subscriber represents, warrants and agrees as of the date hereof and through and including each date that this Subscription Agreement is accepted in whole or in part by the Managing Member as follows:

(a)	Authorization. The Subscriber is a natural person at least eighteen (18) years old and it is within the Subscriber’s right, power and capacity to execute this Subscription Agreement and the LLC Agreement, to invest in the Company and to fund his/her Commitment as contemplated by this Subscription Agreement and the LLC Agreement. Further, (1) the source of the Subscriber’s Commitment will be the Subscriber’s separate property and the Subscriber will hold the Class B Units of the Company as separate property, or (2) the Subscriber has the authority alone to bind his or her spouse with respect to this Subscription Agreement, the LLC Agreement and all agreements contemplated hereby and thereby.

(b)	Execution; Binding Obligation. The LLC Agreement shall become binding upon the Subscriber on the later of (i) the date of the LLC Agreement and (ii) the date, if any, that the Managing Member accepts this subscription. This Subscription Agreement is a valid and binding agreement, enforceable against the Subscriber in accordance with its terms. The Subscriber understands that, except as explicitly provided for by law in certain non-United States jurisdictions, the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or any of the powers conferred herein.

(c)	No Conflict. The execution and delivery of this Subscription Agreement (including the Investor Qualification Statement) by the Subscriber, the consummation of the transactions contemplated hereby and thereby, and the performance of the Subscriber’s obligations under this Subscription Agreement and the LLC Agreement will not conflict with, or result in any violation of or default under, any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of his/her properties are bound, or any United States or non-United States permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Subscriber or the Subscriber’s business or properties.

(d)	Offering Materials and Other Information. The Subscriber has received and read a copy of the Confidential Private Placement Memorandum of the Company, dated as of February 1, 2014, as amended and supplemented on or prior to the initial acceptance date for this subscription (the “Private Placement Memorandum”) and this Subscription Agreement and the LLC Agreement (collectively, the “Offering Materials”) and the Subscriber has relied on nothing other than the Offering Materials in deciding whether to make an investment in the Company. In addition, the Subscriber acknowledges that the Subscriber has been given the opportunity to (i) ask questions and receive satisfactory answers concerning the terms and conditions of the offering, (ii) perform his/her own independent investigations and (iii) obtain additional information in order to evaluate the merits and risks of an investment in the Company and to verify the accuracy of the information contained in the Offering Materials. No statement, printed material or other information that is contrary to the information contained in the Offering Materials has been given or made by or on behalf of the Managing Member and/or the Company to the Subscriber. The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber’s own advisers as to the financial, tax, legal, accounting, regulatory and related matters concerning an investment in the Class B Units (as defined below) and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in the Class B Units, and believes that an investment in the Class B Units is suitable and appropriate for the Subscriber.

(e)	No Registration of Class B Units. The Subscriber understands that the Class B Units subscribed for hereunder have not been, and will not be, registered under the United States Securities Act of 1933, as amended (together with the rules promulgated thereunder, the “Securities Act”), or any state or non-United States securities laws, and are being offered and sold in reliance upon United States federal, state and applicable non-United States exemptions from registration requirements for transactions not involving a public offering. The Subscriber recognizes that reliance upon such exemptions is based in part upon the representations of the Subscriber contained in this Subscription Agreement (including the Investor Qualification Statement and the Tax Forms).

(f)	Regulation D and Regulation S under the Securities Act. The Subscriber is either (i) an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act (“Regulation D”) or (ii) not a “U.S. Person” as that term is defined in Rule 902 promulgated under the Securities Act (“Rule 902”). If the Subscriber is not a “U.S. Person” under the Securities Act, the Subscriber further represents, warrants and covenants that (A) the Subscriber is not subscribing for Class B Units for the account or benefit of any person that is a “U.S. Person” under the Securities Act, (B) the offer and sale of Class B Units to the Subscriber constitute an “Offshore Transaction,” as that term is defined in Rule 902 and/or has been made in conformity with Regulation D and (C) the Subscriber will resell the Class B Units, in whole or in part, only (1) in accordance with the provisions of applicable non-United States securities laws and regulations, applicable state securities laws and regulations and the LLC Agreement and (2) in accordance with the provisions of Regulation S (Rules 901 through 905) promulgated under the Securities Act and the “Preliminary Notes” (as that term is defined in Regulation S), pursuant to a registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act.

(g)	Acknowledgement of Risks; Restrictions on Transfer. The Subscriber recognizes that (i) an investment in the Company involves certain risks (including, without limitation, those described in the Private Placement Memorandum), (ii) the Class B Units will be subject to certain restrictions on transferability as described in the LLC Agreement and (iii) as a result of the foregoing, the marketability of the Class B Units will be severely limited. The Subscriber agrees that it will not transfer, sell, assign, pledge, mortgage or otherwise dispose of all or any portion of the Class B Units in any manner that would violate the LLC Agreement, the Securities Act or any United States federal or state or non-United States securities laws or subject the Company or the Managing Member or any of their respective affiliates to regulation under the rules and regulations of the United States Securities and Exchange Commission or the laws and regulations of any United States federal, state or municipal authority or any non-United States governmental authority having jurisdiction thereover.

(h)	Additional Investment Risks. The Subscriber is aware that (i) the Company has no financial or operating history, (ii) investment returns set forth in the Private Placement Memorandum or in any supplemental letters or materials thereto are not necessarily comparable to or indicative of the returns, if any, that may be achieved on investments made by the Company, (iii) the Managing Member or a person or entity selected by the Managing Member (which may be a manager, member, shareholder, partner or affiliate thereof) will receive substantial compensation in connection with the management of the Company, and (iv) no United States federal, state or local or non-United States agency, governmental authority or other person has passed upon the Class B Units or made any finding or determination as to the fairness of an investment in the Company.

(i)	Regulation D Rule 506(c) Matters. Rule 506(c) of Regulation D under the Securities Act permits a company offering securities to investors in a private offering to solicit and advertise that offering to the general public, provided that: (i) the company only sells the securities to “accredited investors,” as defined by the Securities and Exchange Commission (“SEC”); (ii) the company takes “reasonable steps” to verify that all those purchasers meet the SEC’s accredited investor requirements; and (iii) the offering meets the other applicable requirements of Rule 506. Accordingly, to the extent that the Subscriber does not meet the requirements of Regulation S under the Securities Act (as set forth in Part II of the IQS), the Subscriber acknowledges that, to the extent applicable, the Company will seek to comply with the Rule 506(c) of Regulation D and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the “Rule 506(c) Provisions”). In furtherance of these efforts, the Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company Entities (as defined in Section (l) below) may request in order to comply with the Rule 506(c) Provisions, including without limitation, tax returns and/or a certification from a U.S. licensed attorney or certified public accountant that the Subscriber is an “accredited investor” as that term is defined in Rule 501 of Regulation D.

(j)	Anti-Money Laundering Matters. The Subscriber acknowledges that the Company seeks to comply with all applicable anti-money laundering laws and regulations. In furtherance of these efforts, the Subscriber represents, warrants and agrees that (i) no part of the funds used by the Subscriber to acquire the Class B Units or to satisfy his/her capital commitment obligations with respect thereto has been, or shall be, directly or indirectly derived from, or related to, any activity that may contravene United States federal or state or non-United States laws or regulations, including anti-money laundering laws and regulations, and (ii) no capital commitment, contribution or payment to the Company by the Subscriber and no distribution to the Subscriber shall cause the Company or the Managing Member to be in violation of any applicable anti-money laundering laws or regulations including, without limitation, Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the United States Department of the Treasury Office of Foreign Assets Control regulations. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the LLC Agreement or any other agreement, to the extent required by any anti-money laundering law or regulation, the Company and the Managing Member may prohibit capital contributions, restrict distributions or take any other reasonably necessary or advisable action with respect to the Class B Units, and the Subscriber shall have no claim, and shall not pursue any claim, against the Company, the Managing Member or any other Person in connection therewith.

(k)	FATCA Matters. The Subscriber acknowledges that, to the extent applicable, the Company Entities (as defined in Section (l) below) will seek to comply with the Foreign Account Tax Compliance Act provisions of the Code and any rules, regulations, forms, instructions or other guidance issued in connection therewith (the “FATCA Provisions”). In furtherance of these efforts, the Subscriber agrees to promptly deliver any additional documentation or information, and updates thereto as applicable, which the Company Entities may request in order to comply with the FATCA Provisions. The Subscriber acknowledges and agrees that, notwithstanding anything to the contrary contained in the LLC Agreement, any side letter or any other agreement, the failure to promptly comply with such requests, or to provide such additional information, may result in the withholding of amounts with respect to, or other limitations on, distributions made to the Subscriber and such other reasonably necessary or advisable action by the Company Entities or the Managing Member with respect to the Class B Units (including, without limitation, required withdrawal), and the Subscriber shall have no claim, and shall not pursue any claim, against the Company, the Managing Member or any other Person in connection therewith.

(l)	Confidentiality. The Subscriber acknowledges and agrees that (i) he or she has received and will in the future receive Confidential Information (as defined in the LLC Agreement) regarding the Company, the Managing Member and each of their respective affiliates, each general partner, manager or other control person of the foregoing Persons (collectively, the “Company Entities”) as well as the other Members, (ii) such Confidential Information contains trade secrets and is proprietary, (iii) disclosure of such Confidential Information to third parties is not in the best interest of any of the Company Entities or the Members and (iv) disclosure of such Confidential Information would cause substantial harm and damages to the Company Entities and the Members. The Subscriber hereby represents and warrants that, except as previously disclosed to the Managing Member in writing, (A) the Subscriber is not subject to any law, statute, governmental rule or regulation or judicial or governmental order, judgment or decree requiring the Subscriber to disclose any information or materials (whether or not Confidential Information) relating to any of the Company Entities or the Members to any Person(s) and (B) the Subscriber is not required by any law, statute, governmental rule or regulation or judicial or governmental order, judgment or decree or any agreement or contract to obtain any consent or approval prior to agreeing to be bound by the confidentiality covenant set forth in the LLC Agreement. The Subscriber hereby represents and warrants that except as previously disclosed in writing to the Managing Member, the Subscriber has taken all actions and obtained all consents necessary to enable the Subscriber to comply with the provisions of the LLC Agreement. The Subscriber hereby agrees that the Subscriber will not use any Confidential Information he or she receives for any purpose other than monitoring and evaluating the Subscriber’s investment in the Company. Any information provided to a Person at the direction or request of the Subscriber shall be treated for purposes hereof and for purposes of the LLC Agreement as instead having been provided to such Person by the Subscriber, and such deemed disclosure by the Subscriber shall be subject to all of the limitations and other provisions in the LLC Agreement relating to Confidential Information.

(m)	No Representations By the Company. Neither the Managing Member nor any agent or employee of the Company or any Managing Member, nor any other Person has at any time expressly or implicitly represented, guaranteed, or warranted to the Subscriber that the Subscriber may freely transfer the Class B Units, that a percentage of profit and/or amount or type of consideration will be realized as a result of an investment in the Company, that past performance or experience on the part of the Managing Member or the Company or any of their respective affiliates or any other person or entity in any way indicates the predictable results of the ownership of the Company or of the overall Company business, that any cash distributions from Company’s operations or otherwise will be made to the Members by any specific date or will be made at all, or that any specific tax benefits will accrue as a result of an investment in the Company.

(n)	Consultations with Attorney. The Subscriber has been advised to consult with Subscriber’s own attorney regarding all legal matters concerning an investment in the Company and the tax consequences of participating in the Company, and has done so, to the extent Subscriber considers necessary.

(o)	Tax Consequences. The Subscriber acknowledges that the tax consequences to the Subscriber of investing in the Company will depend on the Subscriber’s particular circumstances, and neither the Company nor the Managing Member or the partners, shareholders, members, managers, agents, officers, directors, employees, affiliates, or consultants of any of them will be responsible or liable for the tax consequences to the Subscriber of an investment in the Company. The Subscriber will look solely to, and rely upon, Subscriber’s own advisers with respect to the tax consequences of this investment.

4.	Miscellaneous Provisions.

(a)	Indemnification. To the fullest extent permitted by applicable law, the Subscriber agrees to indemnify and hold harmless the Company, the Managing Member and each manager, officer, director, shareholder, partner or member of the Managing Member and each other person or entity that controls, is controlled by, or is under common control with, any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages, expenses and liabilities relating to or arising out of (i) any breach of any representation, warranty or certification, or any breach of or failure to comply with any covenant or undertaking, made by or on behalf of the Subscriber in this Subscription Agreement (including the Investor Qualification Statement and the Tax Forms) or in any other document furnished by the Subscriber to any of the foregoing in connection with acquiring the Class B Units or (ii) any action for securities laws violations instituted by or on behalf of the Subscriber that is finally resolved by judgment against the Subscriber.

(b)	Additional Representations, Warranties and Information. The Subscriber represents and warrants that all of the answers, statements and information set forth in this Subscription Agreement (including the Investor Qualification Statement and the Tax Forms) are true and correct on the date hereof and will be true and correct as of the date, if any, that the Managing Member accepts this Subscription Agreement, in whole or in part. The Subscriber agrees to notify the Managing Member promptly of any change that may cause any answer, statement or information set forth in this Subscription Agreement (including the Investor Qualification Statement and the Tax Forms) to become untrue or misleading in any material respect, and to provide such additional information that the Managing Member requests from time to time and deems necessary to determine (i) the eligibility of the Subscriber to hold Class B Units of the Company, (ii) the Company’s or the Managing Member’s compliance with applicable regulatory (including tax) requirements or (iii) the Company’s tax status. The Subscriber also agrees to provide the Company all information that otherwise may be reasonably requested by the Managing Member in connection with compliance with applicable law by the Managing Member, the Company, and their respective affiliates, including, without limitation, all applicable anti-money laundering laws and regulations and all applicable laws, rules and regulations relating to FATCA. The Subscriber further represents and warrants that, except for any alterations to this Subscription Agreement that have been clearly marked on or prior to the date of acceptance of this Subscription Agreement or otherwise have been specifically identified in writing and accepted by the Managing Member on or prior to the date of acceptance of this Subscription Agreement, the Subscriber has not altered or otherwise revised this Subscription Agreement in any manner from the version initially received by the Subscriber. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Subscription Agreement. All representations, warranties, covenants and agreements of the Subscriber set forth in this Subscription Agreement or in any writing or certificate delivered in connection with this Subscription Agreement shall survive without limitation (including the acceptance of the Subscriber as a Member of the Company, the cessation of the Subscriber as a Member of the Company and the dissolution of the Company).

(c)	Company Advisers. The attorneys, accountants and other advisors who perform services for the Managing Member may also perform services for the Company and/or their respective affiliates. It is contemplated that any such dual representation, if commenced, will continue. The Managing Member may, without the consent of any Member, execute on behalf of the Company any consent to the representation of the Company that counsel may request pursuant to the rules of professional conduct in the applicable jurisdiction. Greenberg Traurig, LLP (“GT”) has been retained by the Managing Member in connection with the reorganization the Company and other Legal Matters (as defined below). GT will not represent the Subscriber or any Member or prospective Member of the Company, unless GT expressly agrees to such representation in writing (following receipt of appropriate conflict waivers, as applicable), in connection with the formation of the Company, the offering of the Class B Units, the management and operation of the Company or any dispute that may arise between or among any Subscriber, Member or prospective Member, on the one hand, and the Managing Member and/or the Company on the other hand (the “Legal Matters”). If the Subscriber wishes counsel on any Legal Matters, the Subscriber will retain his/her own independent counsel with respect thereto and will pay all fees and expenses of such independent counsel. The Subscriber acknowledges and agrees that GT represents only the Company and the Managing Member in connection with the Legal Matters. The Subscriber acknowledges and agrees that (i) GT’s representation of the Managing Member and the Company is limited to the specific matters with respect to which GT has been retained and consulted by such persons, (ii) there may exist other matters that could have a bearing on the Company’s investments, the Managing Member and/or the Company and their respective affiliates as to which GT has been neither retained nor consulted, (iii) GT has not undertaken to monitor the compliance of any member of the Managing Member, the Company and/or their respective affiliates with the investment program and other investment guidelines, procedures and matters set forth in the Private Placement Memorandum and/or the LLC Agreement, nor does GT monitor compliance by any member of the Managing Member, the Company and/or their respective affiliates with applicable laws, unless in each case GT has been specifically retained to do so, (iv) GT does not investigate or verify the accuracy and completeness of information set forth in the Private Placement Memorandum, including without limitation, information concerning any member of the Managing Member, the Company and/or any of their respective affiliates and personnel or investments (including without limitation, any loans), or any other person or entity identified in the Private Placement Memorandum, and (v) GT is not providing any advice, opinion, representation, warranty or other assurance of any kind as to any matter to any Subscriber, Member or any other person or entity.

(d)	Successors and Assigns; Amendment. This Subscription Agreement may not be assigned, except in accordance with the provisions of the LLC Agreement. This Subscription Agreement, to the extent accepted by the Managing Member, will be binding upon the Subscriber’s heirs, legal representatives, successors and assigns. This Subscription Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of the Subscriber and the Managing Member.

(e)	Governing Law. This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Delaware (without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware).

(f)	Jurisdiction; Venue; Jury Trial. To the fullest extent permitted by applicable law, any action or proceeding brought by the Subscriber against the Managing Member (or the Managing Member’s direct or indirect owners, officers, directors, managers or employees in their capacity as such, or in any related capacity) or the Company, or relating in any way to this Subscription Agreement, the LLC Agreement or other Offering Materials, shall be exclusively brought in the United States District Court for the District of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction and, to the extent permitted by applicable law, the Subscriber irrevocably submits to the non-exclusive jurisdiction of such courts in respect of any action or proceeding between it and the Managing Member (or the Managing Member’s direct or indirect owners, officers, directors, managers or employees in their capacity as such, or in any related capacity) or the Company, or relating in any way to this Subscription Agreement, the LLC Agreement or other Offering Materials. THE SUBSCRIBER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION THEREOF, ANY OTHER COURT IN THE STATE OF DELAWARE WITH SUBJECT MATTER JURISDICTION, AND ANY CLAIM THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE SUBSCRIBER AND THE MANAGING MEMBER, ON BEHALF OF ITSELF AND THE COMPANY, IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY ACTION OR PROCEEDING BY OR AGAINST THE MANAGING MEMBER (OR THE MANAGING MEMBER’S DIRECT OR INDIRECT OWNERS, OFFICERS, DIRECTORS, MANAGERS OR EMPLOYEES IN THEIR CAPACITY AS SUCH, OR IN ANY RELATED CAPACITY) OR THE COMPANY, OR IN ANY WAY RELATING TO THIS SUBSCRIPTION AGREEMENT, THE LLC AGREEMENT OR OTHER OFFERING MATERIALS.

(g)	Severability. Each provision of this Subscription Agreement, including each representation made in the Investor Qualification Statement incorporated herein, shall be considered severable. If it is determined by a court of competent jurisdiction that any provision of this Subscription Agreement is invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Subscription Agreement.

(h)	Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Delivery by facsimile or electronic transmission of an executed counterpart of any signature page to this Subscription Agreement or other documents (including the IQS or Tax Forms) to be executed hereunder or pursuant hereto shall have the same effectiveness as delivery of a manually executed counterpart thereof.

(i)	Exhibits. Each exhibit or schedule hereto is incorporated into this Subscription Agreement by reference in its entirety and made a part hereof.

(j)	Notice. All notices, communications, reports, tax reporting, requests or consents provided for or permitted to be given under this Subscription Agreement shall be in writing, may be signed and/or delivered by means of a facsimile machine or electronic transmission in portable document format (“PDF”), and if signed or delivered by facsimile machine or electronic transmission, will be treated in all manner and respects as an original agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person, and shall be deemed to have been given when delivered in accordance with the notice provisions of the LLC Agreement (as modified by this Section (j)).

(k)	English Language. This Subscription Agreement is in the English language only, which language shall be controlling in all respects, and all versions of this Subscription Agreement in any other language shall be for accommodation only and shall not be binding. All communications and notices made or given pursuant to this Subscription Agreement, and all documentation and support to be provided, unless otherwise noted, shall be in the English language.

IN WITNESS WHEREOF, the Subscriber has executed and unconditionally delivered this Subscription Agreement for KCI Restaurant II LLC on _________ ___, ______.

FOR COMPLETION BY ALL SUBSCRIBERS:

Subscriber’s Commitment Amount:	$500,000

Subscriber’s Formal Notice Information: (to be used for formal notice) Address:	Subscriber’s Other Contact Information if different than Formal Notice Information: (e.g., home, business or main office) Address:

Attention:	Attention:

Phone No.:	Phone No.:

Fax No.:	Fax No.:

E-mail:	E-mail:

Subscriber’s Name:
(print or type)

Subscriber’s Signature:
(signature)

Subscriber’s Social Security No.:

IN WITNESS WHEREOF, the Subscriber has executed and unconditionally delivered this Subscription Agreement for KCI Restaurant II LLC on _________ ___, ______.

FOR COMPLETION BY ALL SUBSCRIBERS:

Subscriber’s Commitment Amount: $	$500,000

Subscriber’s Formal Notice Information: (to be used for formal notice) Address:	Subscriber’s Other Contact Information if different than Formal Notice Information: (e.g., home, business or main office) Address:

Attention:	Attention:

Phone No.:	Phone No.:

Fax No.:	Fax No.:

E-mail:	E-mail:

Subscriber’s Name:
(print or type)

Subscriber’s Signature:
(signature)

Subscriber’s Social Security No.:

Name of Subscriber (Please Print or Type)

KCI RESTAURANT II LLC

SUBSCRIPTION AGREEMENT
MANAGING MEMBER ACCEPTANCE PAGE
(To Be Completed by the Managing Member)

KCI Investments, LLC, the Managing Member of KCI Restaurant II LLC (the “Company”), hereby accepts the foregoing subscription on behalf of the Company for $500,000 and admits the Subscriber to the Company as a Non-Managing Member.

Dated:

KCI RESTAURANT II LLC

By:
Name:	____________________________
Title:	____________________________

Name of Subscriber (Please Print or Type)

INVESTOR
QUALIFICATION STATEMENT
FOR INDIVIDUALS1

Part I.           Regulation D Matters.

(a)          Please indicate with an “X” the category or categories that accurately describe the undersigned subscriber (the “Subscriber”), qualifying him or her as an “accredited investor” pursuant to Regulation D promulgated under the United States Securities Act of 1933, as amended and in effect as of the date hereof (the “Act”):

______	(1)	a natural person whose individual net worth[2] (or joint net worth with such person’s spouse) exceeds $1,000,000;[3] OR

______	(2)	a natural person who had an individual income[4] in excess of $200,000 in each of the two most recent years and who reasonably expects to have an individual income in excess of $200,000 in the current year, or who had joint income[5] in excess of $300,000 in each of the two most recent years and who reasonably expects to have joint income in excess of $300,000 in the current year.[6]

1 For purposes hereof, the “Company” means KCI Restaurant II LLC, a Delaware limited liability company.

2 For purposes of this item, “net worth” means the excess of total assets at fair market value, including any owned personal property, over total liabilities. The value of Subscriber's primary residence is EXCLUDED from this calculation of Subscriber's net worth. In addition, if the mortgage debt on the primary residence exceeds the fair market value of the primary residence, that excess amount must be treated as a liability for the purpose of this calculation. Any mortgage or indebtedness secured by your primary residence incurred within 60 days before the time of the sale of the securities offered hereunder, other than as a result of the acquisition of the primary residence, shall also be deducted from your net worth.

3 Recent legislation also authorizes the Securities and Exchange Commission (the “SEC”) to make further adjustments to the net worth test during and after 2014. Investors who qualify to acquire an interest in the Company will be allowed to continue to hold that interest even if qualifying standards increase.

4 For purposes of this item, “individual income” means adjusted gross income as reported for U.S. federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the United States Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a non-managing member partner in a limited liability company (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

5 For purposes of this item, “joint income” means adjusted gross income as reported for U.S. federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code, (ii) the amount of losses claimed as a non-managing member in a limited liability company (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code, and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

6 Recent legislation also authorizes the SEC to make adjustments to the income test once the SEC conducts appropriate rule-making. Investors who qualify to acquire an interest in the Company will be allowed to continue to hold that interest even if qualifying standards increase.

Investor Qualification Statement

Part II.          Regulation S Matters.

______	By marking the space to the left with an “X”, the Subscriber hereby notifies the managing member of the Company (the “Managing Member”) and the Company that the Subscriber: (i) is not resident in the United States; (ii) is not acquiring (directly or indirectly) Class B Units of the Company for the benefit of a person resident in the Unites States; (iii) was outside of the United States both at the time the Subscriber received an offer to purchase Class B Units of the Company and at the time the Subscriber signed the Subscription Agreement; and (iv) will not engage in hedging transactions with respect to Class B Units in the Company unless in compliance with the Act. [7]

Part III.         Miscellaneous Matters.

______	(a)	By marking the space to the left with an “X”, the Subscriber hereby notifies the Managing Member and the Company that the Subscriber is not a citizen or resident of the United States.

	(b)	The natural person described in Part I or Part II above, as applicable, is a citizen of the following country:

________________________________________________.

	(c)	The natural person described in Part I or Part II above, as applicable, is a resident of _________________________ (specify state or non-U.S. jurisdiction, including the applicable city, province or other subdivision thereof).

The Subscriber hereby represents and warrants that all of the answers, statements and information set forth in this Investor Qualification Statement are true and correct on the date hereof and will be true and correct as of each date, if any, that the subscription set forth in the Subscription Agreement to which this Investor Qualification Statement is attached is accepted, in whole or in part, by the Managing Member. The Subscriber hereby agrees to provide such additional information related to the foregoing as is requested by the Managing Member and to notify the Managing Member promptly of any change that may cause any answer, statement or information set forth in this Investor Qualification Statement to become untrue in any material respect.

7 For purposes of this Investor Qualification Statement for Individuals, a person is a resident of the country in which he or she permanently (and not temporarily) resides. In other words, you are not a resident of the US if you have been admitted to the U.S. for a temporary stay that will end when the purpose of that stay has been met. Individuals in non-immigrant visa status have visas which begin with letters: B, F, J, TN, H, L, O, etc. On the other hand, an individual that has been granted a green card to live and work in the U.S. indefinitely is considered a lawful permanent resident under the immigration laws.

*****

Investor Qualification Statement

IN WITNESS WHEREOF, the Subscriber has executed this Investor Qualification Statement on the date set forth below.

Dated ____________ ___, ____

Subscriber’s Name:

(print or type)

Subscriber’s Signature:

(signature)

Subscriber’s Social Security No.:

Subscriber’s Wire Transfer Instructions:1

Bank Name:

Bank Location:

ABA Routing Number (for U.S. Banks):

Swift Code (for non-U.S. Banks):

Account Number:

Reference:

      1 If the wiring institution is not located in one of the countries which are members of the Financial Action Task Force on Money Laundering (“FATF”), the Company may require additional information. As of March 21, 2013, the member countries of FATF are: Argentina; Australia; Austria; Belgium; Brazil; Canada; China; Denmark; European Commission; Finland; France; Germany; Greece; Gulf Co-operation Council; Hong Kong; Iceland; India; Ireland; Italy; Japan; Kingdom of the Netherlands; Luxembourg; Mexico; New Zealand; Norway; Portugal; Republic of Korea; Russian Federation; Singapore; South Africa; Spain; Sweden; Switzerland; Turkey; United Kingdom and United States. For a current list of FATF members see http://www. fatf-gafi.org.

Signature Pages
To
Limited Liability Company Agreement

(Please sign both of the attached signature pages)

MEMBER SIGNATURE PAGE

            The undersigned Member hereby executes the Limited Liability Company Agreement of KCI Restaurant II LLC, a Delaware limited liability company (the “Company”), and hereby authorizes this signature page to be attached as a counterpart signature page of such Limited Liability Company Agreement with effect from the date that such party is first admitted to the Company as a Member.

Member Signature:

(Name of Member)

(Signature)

(Name and title of signatory, if applicable)

[THE REMAINDER OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK]

MEMBER SIGNATURE PAGE

            The undersigned Member hereby executes the Limited Liability Company Agreement of KCI Restaurant II LLC, a Delaware limited liability company (the “Company”), and hereby authorizes this signature page to be attached as a counterpart signature page of such Limited Liability Company Agreement with effect from the date that such party is first admitted to the Company as a Member.

Member Signature:

(Name of Member)

(Signature)

(Name and title of signatory, if applicable)

[THE REMAINDER OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK]